February 26, 2008




North American Government Bond Fund, Inc.
40 West 57th Street, 18th Floor
New York, NY 10019


      Re:   North American Government Bond Fund, Inc.
            Post-Effective Amendment No. 21
            File No. 33-53598; ICA No. 811-7292

Gentlemen:

      We hereby consent to the reference of our firm as Counsel in this Post-Effective Amendment No. 21 to Registration Statement No. 33-53598 on Form N-1A.


                                      Very truly yours,



                                      /s/ Kramer Levin Naftalis & Frankel LLP